SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2009

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-50548	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 18, 2009, the Board of Directors of Bank of the James Financial Group, Inc. (the “Company”), amended the Company’s Bylaws (the “Bylaws”) to add a new Section 15 of Article IV which designates certain officers of the Company as “executive officers” for the purpose of Regulation O of the Federal Reserve Board (“Regulation O”). Article IV, Section 15 designates the Chief Executive Officer, President, and any Executive Vice Presidents as Regulation O executive officers and specifies that the Chairman, Vice-Chairman, and all other employees shall not be Regulation O executive officers. The description of the amendment is qualified in its entirety by reference to the Bylaws.

The Bylaws, as amended and restated through August 18, 2009, are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference. Article IV, Section 15 contains the amendment.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired – not applicable

(b)	Pro forma financial information – not applicable

(c)	Exhibits

Exhibit No.	Exhibit Description
3.2	Amended and Restated Bylaws of the Company as of August 18, 2009

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 21, 2009	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.2	Amended and Restated Bylaws of the Company as of August 18, 2009